UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2007
BLAIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00878	25-0691670

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer File Number)

220 Hickory Street, Warren, Pennsylvania	16366-0001

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (814) 723-3600
Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Blair Corporation (the “Company”) provided the attached slide presentation to certain corporate governance organizations today and may use it to make presentations to these organizations and the Company stockholders on a going forward basis. This slide presentation includes information about the proposed acquisition of the Company by Appleseed’s Topco, Inc., as well as, financial and other information about the Company, including certain non-GAAP financial measures and the related reconciliation from GAAP to the non-GAAP measures. This slide presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits

Exhibit No.	Description

99.1	Blair Corporation Presentation dated April 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2007	BLAIR CORPORATION

	By:	/s/ Larry Pitorak

Larry Pitorak Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Blair Corporation Presentation dated April 9, 2007